Exhibit 99.1

CERTIFICATE OF DESIGNATION
OF
HYDROCARB ENERGY CORPORATION
ESTABLISHING THE DESIGNATION, PREFERENCES,
LIMITATIONS AND RELATIVE RIGHTS OF ITS
SERIES B CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.19551 of the Nevada Revised Statutes (the “NRS”), Hydrocarb Energy Corporation, a company organized and existing under the State of Nevada (the “Corporation”),

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, and pursuant to Section 78.1955 of the NRS, the Board of Directors, by unanimous written consent of all members of the Board of Directors on ____________, 2015, duly adopted a resolution providing for the issuance of a series of Thirty-Five Thousand (35,000) shares of Series B Convertible Preferred Stock, which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors by the provisions of the Articles of Incorporation of the Corporation, as amended and Section 78.1955 of the NRS, a series of the preferred stock, par value $0.001 per share, of the Corporation be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Corporation be, and it hereby is, given the distinctive designation of “Series B Convertible Preferred Stock”; and

FURTHER RESOLVED, that the Series B Convertible Preferred Stock shall consist of Thirty-Five Thousand (35,000) shares; and

FURTHER RESOLVED, that the Series B Convertible Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth in this Certificate of Designation (the “Designation” or the “Certificate of Designation”) below:

1.                   Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

1 Alternatively, the Corporation may seek shareholder approval for an amendment to the Articles of Incorporation to provide for the Series B Preferred Stock, which would result in minor changes to the beginning and end of the Certificate of Designations, but not material change any of the terms of this Certificate of Designations.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

1.1          “Accrued Dividends” means Dividends which have accrued and are unpaid on the Series B Convertible Preferred Stock.

1.2          “Automatic Conversion Triggering Date” means the date that the Closing Sales Price of the Corporation’s Common Stock is equal to at least the Trading Price for a period of at least thirty (30) consecutive Trading Days.

1.3          “Average Quarterly Closing Spot Price” means the average of the Closing Spot Prices for each WTI Trading Day for the then prior Quarter.

1.4          “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the City of Houston, Texas.

1.5         “Closing Sales Price” means the last sales price of the Common Stock on the Principal Market as reported by NASDAQ.com (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders if NASDAQ.com is not then reporting closing sales prices of the Common Stock) (collectively, “NASDAQ.com”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by NASDAQ.com, or, if no such price is reported for such security by NASDAQ.com, the average of the bid prices of all market makers for such security as reported in the “pink sheets” market maintained by OTC Market Group, in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date that was a Trading Day. If the Closing Sales Price cannot be calculated for such security as of either of such dates as provided above, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders, with the costs of such appraisal to be borne by the Corporation.

1.6          “Closing Spot Price” means the closing WTI Crude Oil Spot Price.

1.7          “Common Stock” shall mean the common stock, $0.001 par value per share of the Corporation.

1.8          “Conversion Price” shall equal $4.00 per share, subject to adjustment in connection with any Recapitalization.

1.9          “Distribution” shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchases of capital stock of the Corporation in connection with the settlement of disputes with any stockholder, (iv) other repurchases allowed pursuant to the terms of this Designation, or (v) any other repurchases or redemptions of capital stock of the Corporation approved by the holders of (a) a majority of the outstanding shares of Common Stock; and (b) a majority of the outstanding shares of Series B Convertible Preferred Stock voting as separate classes.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

1.10       “Dividend Default” shall mean the failure of the Corporation to pay any Accrued Dividends when due, subject to any cure provisions described herein.

1.11       “Dividend Rate” means an annualized percentage interest rate equal to the Average Quarterly Closing Spot Price divided by ten (10), plus two (2). For example, if the Average Quarterly Closing Spot Price was $60.00 for the prior Quarter, the applicable Dividend Rate for the next Quarter would be 8% per annum ($60.00 / 10 = 6 + 2 = 8%). The Dividend Rate shall reset Quarterly, based on the Average Quarterly Closing Spot Price for the prior Quarter. Notwithstanding the above, in the event that the Average Quarterly Closing Spot Price is $50 or less, the Dividend Rate for the applicable following Quarter shall be 0%. Notwithstanding the above, the Dividend Rate applicable from the Original Issue Date until the end of the first full Quarter following the Original Issue Date shall be [___%] per annum.

1.12       “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.13       “Holder” shall mean the person or entity in which the Series B Convertible Preferred Stock is registered on the books of the Corporation, which shall initially be the person or entity which such Series B Convertible Preferred Stock is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation to confirm compliance with applicable state and federal securities laws.

1.14       “Junior Securities” means the Common Stock and each other class of capital stock, security or series of preferred stock of the Corporation established after the Original Issue Date, the terms of which do not expressly provide that such class, security or series ranks senior to or on parity with the Series B Convertible Preferred Stock upon the liquidation, winding-up or dissolution of the Corporation.

1.15       “Liquidation Preference” shall equal the Original Issue Price per share.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

1.16       “Majority In Interest” means Holders holding in aggregate at least 51% of the then aggregate Preferred Stock Shares issued and outstanding.

1.17       “Month” means each period beginning at 7:00 A.M., Central Standard Time, on the first Day of a calendar month and ending at 7:00 A.M., Central Standard Time, on the first Day of the next succeeding calendar month.

1.18       “Original Issue Date” means the date that the Series B Convertible Preferred Stock is first issued by the Corporation.

1.19       “Original Issue Price” shall mean $1,000 per share (as appropriately adjusted for any Recapitalizations).

1.20       “Preferred Stock Certificates” means the original certificate(s) representing the applicable Series B Convertible Preferred Stock shares.

1.21       “Preferred Stock Shares” means shares of Series B Convertible Preferred Stock.

1.22       “Principal Market” means initially the OTCQB Market and shall also include the NASDAQ Capital Market, NYSE MKT, New York Stock Exchange, the NASDAQ National Market, the OTCQX Market, or the OTC Pink Market, or any successor or subsequent market or exchange, which is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

1.23       “Pro Rata Amount” means, with respect to any Holder, a fraction, the numerator of which is equal to the number of shares of Series B Convertible Preferred Stock held of record by such Holder, and the denominator of which is equal to the aggregate number of outstanding shares of Series B Convertible Preferred Stock.

1.24       “Quarter” means any of the following during any calendar year: the three (3) month period ending March 31, June 30, September 30 or December 31.

1.25       “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 0 through 0.

1.26      “Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)):

The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

1.27       “SEC” means the Securities and Exchange Commission.

1.28       “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.29       “Senior Securities” means (a) the Corporation’s Series A Preferred Stock; (b) the Corporation’s Credit Agreement dated August 15, 2014, with Shadow Tree Capital Management, LLC, as agent, and certain lender parties thereto as such may be amended or modified (the “Credit Agreement”); (c) any future debt used to refinance, repay or supplement the Credit Agreement; (d) the Corporation’s capital leases as may be in place from time to time; and (e) any other senior debt or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation’s assets as of the Original Issue Date, or which the Corporation may agree in the future to provide priority security interests to, which shall not require the approval and/or consent of the Series B Convertible Preferred Stock Holders.

1.30       “Series A Preferred Stock” means the Corporation’s Series A Convertible Preferred Stock.

1.31       “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

1.32       “Trading Price” means $7.00 per share of Common Stock as adjusted for Recapitalizations.

1.33       “Transfer Agent” means initially, the Corporation which will be serving as its own transfer agent for the Series B Convertible Preferred Stock, but at the option of the Corporation from time to time and with prior written notice to the Holders, may also mean TranShare Corporation, or any successor transfer agent which the Corporation may use for its Series B Convertible Preferred Stock.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

1.34       “WTI” means West Texas Intermediate crude oil.

1.35       “WTI Trading Day” means a day that WTI futures are traded on the New York Mercantile Exchange.

2.                   Dividends.

2.1          Dividends in General. Dividends shall accrue on the Series B Convertible Preferred Stock beginning on the first day of the first full Month following the Original Issue Date (the “Dividend Accrual Start Date”), based on the Original Issue Price, at the Dividend Rate (which adjusts at the end of each Quarter), until such Series B Convertible Preferred Stock is no longer outstanding either due to conversion, redemption or otherwise as provided herein (“Dividends”). Notwithstanding the above, until the beginning of the third (3rd) Quarter following the Original Issue Date (the “Dividend Payment Start Date”), Dividends shall accrue and shall not be required to be paid in cash by the Corporation (the “Initial Accrued Dividends”). Within ten (10) Business Days of the end of each Quarter from the Dividend Accrual Start Date until the Dividend Payment Start Date, the Corporation shall issue each Holder an additional number of shares of Series B Convertible Preferred Stock in full consideration of the Accrued Dividends then due in an amount equal to the Accrued Dividends then due, divided by the Face Value, rounded down to the nearest whole share of Series B Convertible Preferred Stock (the “Dividend Conversion”), provided that if less than the Face Value of Accrued Dividends is owed to any Holder on such applicable date, Dividends due to such Holder shall continue to accrue until such time as the total Accrued Dividends owed to such Holder exceed the Face Value as of any applicable Quarter (at which time the Dividend Conversion shall apply) or until paid as provided in Section 0, below.

2.2          Payment of Dividends. The Corporation shall pay the Holder of the Series B Convertible Preferred Stock the Accrued Dividends in cash, on the Dividend Payment Start Date, and within ten (10) Business Days of the end of each Quarter following the Dividend Payment Start Date (each, as applicable a “Dividend Payable Date”), for so long as the Series B Convertible Preferred Stock remains outstanding.

2.3          Cash Dividend Payments. All Dividends payable in cash hereunder shall be made in lawful money of the United States of America to each Holder in whose name the Series B Convertible Preferred Stock is registered as set forth on the books and records of the Corporation. Such payments shall be made by wire transfer of immediately available funds to the account such Holder may from time to time designate by written notice to the Corporation or by Corporation check, without any deduction, withholding or offset for any reason whatsoever except to the extent required by law.

2.4          Dividend Default. In the event a Dividend Default should occur in respect to the Dividends due to Holder, any unpaid Dividends shall accrue interest at the rate of twelve percent (12%) per annum until such Dividend Default is cured by the Corporation.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

2.5          Participation. Subject to the rights of the holders, if any, of any shares of the Series A Convertible Preferred Stock, or pari passu with, the Series B Convertible Preferred Stock, the Holders shall, as holders of Series B Convertible Preferred Stock, be entitled to such dividends paid and Distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Series B Convertible Preferred Stock into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and Distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock. Following the occurrence of a Liquidation Event (defined in Section 0 below) and the payment in full to a Holder of its applicable Liquidation Preference, such Holder shall cease to have any rights hereunder to participate in any future dividends or distributions made to the holders of Common Stock. No Distributions shall be made with respect to the Common Stock until all past due, if any, and/or declared Dividends on the Series B Convertible Preferred Stock have been paid or set aside for payment to the Series B Convertible Preferred Stock Holders. Notwithstanding the above Section 0, the Series B Convertible Preferred Stock Holders shall have no right of participation in connection with dividends or Distributions made to the Common Stock shareholders consisting solely of shares of Common Stock.

2.6          Non-Cash Distributions. Whenever a Distribution provided for in this Section 0 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

2.7          Other Distributions. Subject to the terms of this Certificate of Designation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

3.                   Liquidation Rights.

3.1          Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series B Convertible Preferred Stock shall be entitled to receive prior and in preference to any Distribution of any of the assets of the Corporation to the Holders of the Junior Stock by reason of their ownership of such stock, but not prior to any holders of the Corporation’s Senior Securities, which holders of the Senior Securities shall have priority to the Distribution of any assets of the Corporation, an amount per share for each share of Series B Convertible Preferred Stock held by them equal to the sum of (i) the Liquidation Preference, and (ii) all Accrued Dividends and all declared but unpaid dividends on such share of Series B Convertible Preferred Stock. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series B Convertible Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 0, then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series B Convertible Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 0.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

3.2          Remaining Assets. After the payment to the Holders of Series B Convertible Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of Common Stock in proportion to the number of shares of Common Stock held by them.

3.3          Reorganization. For purposes of this Section 0, a Liquidation Event shall be deemed to occur upon a sale, lease or other conveyance of all or substantially all of the assets of the Corporation; provided any transaction or event approved by a Majority In Interest of the Holders of the Series B Convertible Preferred Stock shall not be considered a Liquidation Event hereunder.

3.4          Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4.                  Conversion. The holders of the Series B Convertible Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1          Holder Conversion.

(a)            Each share of Series B Convertible Preferred Stock and all Accrued Dividends shall be convertible, at the option of the holder thereof (a “Holder Conversion”), at any time following the Original Issue Date, at the office of the Corporation or any Transfer Agent for the Series B Convertible Preferred Stock, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing (i) the Original Issue Price for the Series B Convertible Preferred Stock by the Conversion Price, as adjusted for any Recapitalizations; and (ii) the total Accrued Dividends desired to be converted divided by the Conversion Price (such shares of Common Stock issuable upon a Holder Conversion, the “Holder Conversion Shares”). In order to effectuate the Holder Conversion under this Section 0, the Holder must provide the Corporation a written notice of conversion in the form of Exhibit A hereto (the “Notice of Conversion”). The Notice of Conversion must be dated no earlier than three (3) Business Days from the date the Notice of Conversion is actually received by the Corporation.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

(b)            Mechanics of Holder Conversion. In order to effect a Holder Conversion, a holder shall: (i) fax or email a copy of the fully executed Notice of Conversion to the Corporation (Attention: Kathi Brogdon, Secretary, 800 Gessner Road, Suite 375, Houston, Texas 77024, Fax: [713-970-1591], Email: kbrogdon@duma.com); and (ii) surrender or cause to be surrendered the Preferred Stock Certificates being converted, duly endorsed, as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile or emailed copy of a Notice of Conversion from a Holder, the Corporation shall promptly send, via facsimile or email, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the Holder Conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a Holder Conversion unless either (x) the Preferred Stock Certificates; or (y) the Lost Certificate Materials described in Section 0, below have been previously received by the Corporation or its Transfer Agent. In the event the Holder has lost or misplaced the certificates evidencing the Preferred Stock, the Holder shall be required to provide the Corporation or the Corporation’s Transfer Agent (as applicable) with whatever documentation and fees each may require to re-issue the Preferred Stock Certificates and shall be required to provide such re-issued Preferred Stock Certificates to the Corporation in connection with such Notice of Conversion. Unless the Holder Conversion Shares are covered by a valid and effective registration under the Securities Act or the Notice of Conversion provided by the Holder includes a valid opinion from an attorney stating that such shares of Common Stock issuable in connection with the Notice of Conversion can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, such shares shall be issued as Restricted Shares.

(c)            Delivery of Common Stock upon Holder Conversion. Upon the surrender of Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its Transfer Agent) shall, no later than the tenth (10th) Business Day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of the Lost Certificate Materials)(the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the Holder or its nominee (x) a certificate representing that number of shares of Common Stock issuable upon conversion of such shares of Series B Convertible Preferred Stock being converted and (y) a certificate representing the number of shares of Series B Convertible Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s Transfer Agent is participating in the Depository Trust Corporation (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its Transfer Agent to promptly electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the Holder physical certificates representing the Common Stock issuable upon Holder Conversion. Further, a Holder may instruct the Corporation to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

(d)            Failure to Provide Preferred Stock Certificates. In the event the Holder provides the Corporation with a Notice of Conversion, but fails to provide the Corporation with the Preferred Stock Certificates subject to the Holder Conversion or the Lost Certificate Materials (as defined in Section 0 below), by the end of the Delivery Period, the Notice of Conversion shall be considered void and the Corporation shall not be required to comply with such Notice of Conversion. Provided that if the Notice of Conversion only relates to the conversion of Accrued Dividends, the Holder shall not be required to provide the Corporation any Preferred Stock Certificates.

4.2          Automatic Conversion.

(a)            Each share of Series B Convertible Preferred Stock and all Accrued Dividends, shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by dividing the sum of (i) the Original Issue Price of each share of Series B Convertible Preferred Stock held by each Holder; and (ii) the total amount of Accrued Dividends owed to each Holder, by the Conversion Price, following the Automatic Conversion Triggering Date (an “Automatic Conversion” and together with a Holder Conversion, each a “Conversion”).

(b)            Following an Automatic Conversion, the Corporation shall within five (5) Business Days, notify each Holder that an Automatic Conversion has occurred, at the address of each Holder which the Corporation then has on record (an “Automatic Conversion Notice”), provided that the Corporation is not required to receive any confirmation that such Automatic Conversion Notice was received by a Holder, but instead assuming such Automatic Conversion Notice was sent to the address which the Corporation then has on record for such Holder, the Automatic Conversion Notice shall be treated as received by the Holder for all purposes on the third (3rd) Business Day following the date such notice was sent by the Corporation (the “Automatic Conversion Notice Receipt Date”). Within ten (10) Business Days following the Automatic Conversion Notice Receipt Date, issue to each Holder all shares of Common Stock which such Holder is due in connection with the Automatic Conversion (the “Automatic Conversion Shares”, and together with the Holder Conversion Shares, the “Shares”) and promptly deliver such Automatic Conversion Shares to the address of Holder which the Corporation then has on record (a “Delivery”). The Automatic Conversion Shares issuable in connection with an Automatic Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Automatic Conversion Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Automatic Conversion Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Automatic Conversion Shares, such Automatic Conversion Shares shall be issued as Restricted Shares.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

(c)            The issuance and Delivery by the Corporation of the Automatic Conversion Shares shall fully discharge the Corporation from any and all further obligations under or in connection with the Series B Convertible Preferred Stock and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series B Convertible Preferred Stock and Preferred Stock Certificates held by Holder or his, her or its assigns and shall fully discharge any and all requirement for the Corporation to pay Dividends (or Accrued Dividends) on such Series B Convertible Preferred Stock shares converted, which Series B Convertible Preferred Stock converted shall immediately cease accruing Dividends upon an Automatic Conversion.

(d)            The Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Automatic Conversion Shares to reflect the cancellation of the Series B Convertible Preferred Stock subject to the Automatic Conversion, which shall not require the approval and/or consent of any Holder, and provided that by agreeing to the terms and conditions of this Designation and the acceptance of the Series B Convertible Preferred Stock, each Holder hereby agrees to release the Corporation and the Corporation’s Transfer Agent from any and all liability whatsoever in connection with the cancellation of the Series B Convertible Preferred Stock following an Automatic Conversion, regardless of the return to the Corporation or the Transfer Agent of any certificates representing such Series B Convertible Preferred Stock, which as stated above, shall be automatically cancelled upon the issuance of such Automatic Conversion Shares (a “Cancellation”).

(e)            Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at its sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent.

(f)             In the event that the Delivery of any Automatic Conversion Shares is unsuccessful and/or any Holder fails to accept such Automatic Conversion Shares, such Automatic Conversion Shares shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Automatic Conversion Shares, provided that the Holder’s failure to accept such Automatic Conversion Shares and/or the Corporation’s inability to Deliver such Automatic Conversion Shares shall in no event effect the validity of the Cancellation.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

(g)            An Automatic Conversion shall supersede and take priority over a Holder’s Optional Conversion in the event that there are any conflicts between such rights.

4.3          Fractional Shares. If any Conversion of Series B Convertible Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Convertible Preferred Stock being converted pursuant to a given Notice of Conversion or an Automatic Conversion), such fractional share shall be payable in cash based upon the market value of the Common Stock prior to the date of conversion (as determined in good faith by the Board of Directors) and the number of shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock shall be the next lower whole number of shares. If the Corporation elects not to, or is unable to, make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

4.4          Taxes.   The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Series B Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series B Convertible Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

4.5          No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 0 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series B Convertible Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 0 shall prohibit the Corporation from amending its Articles of Incorporation with the requisite consent of its stockholders and the Board of Directors.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

4.6          Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5.                    Adjustments for Recapitalizations.

5.1          Equitable Adjustments for Recapitalizations. (a) the Liquidation Preference and the Original Issue Price (each, as and if applicable) (the “Preferred Stock Adjustable Provisions”); (b) the Conversion Price and Trading Price (as and if applicable) (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization (the “Other Equitable Adjustable Provisions”); or (ii) the Board of Directors of the Corporation determines in their reasonable good faith judgment are required to be equitably adjusted in connection with any Recapitalizations, shall each be subject to equitable adjustment as provided in Sections 0 through 0, below, as determined by the Board of Directors in their sole and reasonable discretion.

5.2          Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series B Convertible Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series B Convertible Preferred Stock, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted.

5.3          Adjustments for Subdivisions or Combinations of Series B Convertible Preferred Stock. In the event the outstanding shares of Series B Convertible Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series B Convertible Preferred Stock, the applicable Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately adjusted. In the event the outstanding shares of Series B Convertible Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series B Convertible Preferred Stock, the applicable Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately adjusted.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

5.4          Adjustments for Reclassification, Exchange and Substitution.

(a)            Except to the extent such Recapitalization Event is subject to Sections 0 through 0, above (the “Recapitalization and Adjustment Rights”), and/or Section 0 (“Liquidation Rights”), if at any time or from time to time after the Original Issue Date there shall occur any capital reorganization, recapitalization, reclassification, share exchange, restructuring, consolidation, combination or merger involving the Corporation in which the Common Stock (but not the Series B Convertible Preferred Stock) is converted into or exchanged for shares of stock or other securities or property (including cash) of the Corporation or otherwise (other than a transaction covered by the Recapitalization and Adjustment Rights or Liquidation Rights)(each a “Recapitalization Event”), provision shall be made so that each Series B Convertible Preferred Holder shall thereafter be entitled to receive upon conversion of the shares of Series B Convertible Preferred Stock held by such Series B Convertible Preferred Holder the kind and number of shares of stock or other securities or property (including cash or any combination thereof) of the Corporation or otherwise, to which a Common Stock shareholder holding the number of shares of Common Stock into which the shares of Series B Convertible Preferred Stock held by such Series B Convertible Preferred Holder are convertible immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled upon such event.

(b)            In the event that the holders of Common Stock have the opportunity to elect the form of consideration to be received in the business combination, then the Corporation shall make adequate provision whereby the holders of Series B Convertible Preferred Stock shall have the opportunity to determine the form of consideration into which all of the Series B Convertible Preferred Stock, treated as a single class, shall be convertible from and after the effective date of such business combination. If such opportunity is granted, such determination shall be based on the determination at a meeting duly called or via a written consent to action of a Majority In Interest of the Holders of the Series B Convertible Preferred Stock, shall be subject to any limitations to which all holders of Common Stock are subject, such as pro rata reductions applicable to any portion of the consideration payable in such business combination, and shall be conducted in such a manner as to be completed by the date which is the earliest of (1) the deadline for elections to be made by holders of Common Stock and (2) two business days prior to the anticipated effective date of the business combination. Further, the Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

(c)            If a conversion of Series B Convertible Preferred Stock is to be made in connection with a transaction contemplated by this Section 0 or a similar transaction affecting the Corporation (other than a tender or exchange offer), the conversion of any shares of Series B Convertible Preferred Stock may, at the election of the Holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated. In connection with any tender or exchange offer for shares of Common Stock, Holders of Series B Convertible Preferred Stock shall have the right to tender (or submit for exchange) shares of Series B Convertible Preferred Stock in such a manner so as to preserve the status of such shares as Series B Convertible Preferred Stock until immediately prior to such time as shares of Common Stock are to be purchased (or exchanged) pursuant to such offer, at which time that portion of the shares of Series B Convertible Preferred Stock so tendered which is convertible into the number of shares of Common Stock to be purchased (or exchanged) pursuant to such offer shall be deemed converted into the appropriate number of shares of Common Stock. Any shares of Series B Convertible Preferred Stock not so converted shall be returned to the Holder as Series B Convertible Preferred Stock.

(d)            None of the foregoing provisions shall affect the right of a Holder of shares of Series B Convertible Preferred Stock to convert such Holder’s shares of Series B Convertible Preferred Stock into shares of Common Stock prior to the effective date of such business combination, subject to the terms of this Designation.

(e)            In the event of any Recapitalization Event falling under this Section 0, in such case, appropriate adjustment shall be made in the application of the provisions of this Section 0 with respect to the rights and interests of the Series B Convertible Preferred Holders after such events to the end that the provisions of this Section 0 (including, but not limited to, adjustment of the Conversion Price in respect of any shares of Series B Convertible Preferred Stock then in effect and the number of shares issuable upon conversion of all such shares of Series B Convertible Preferred Stock) shall be applicable after that event as nearly reasonably as may be. The Corporation may not become a party to any such transaction unless its terms are consistent with the preceding requirements and such transaction is otherwise effected in accordance with this Designation.

5.5          Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 0, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Convertible Preferred Stock.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

6.                   Voting.

6.1          Series B Convertible Preferred Voting Rights. Except as otherwise provided herein or as required by the NRS, the Series B Convertible Preferred Stock shall be voted equally with the shares of the Common Stock of the Corporation, and not as a separate class, at any annual or special meeting of shareholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series B Convertible Preferred Stock shall be entitled to that number of votes as equals the number of shares of Common Stock into which such holder’s aggregate shares of Series B Convertible Preferred Stock (without regard to the conversion of Accrued Dividends) are convertible (pursuant to Section 0 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

6.2          No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

7.                   Protective Provisions.

7.1          Subject to the rights of series of preferred stock which may from time to time come into existence, so long as any shares of Series B Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (at a meeting duly called or by written consent, as provided by law) of the holders of a Majority In Interest of Series B Convertible Preferred Stock, voting together as a single class:

(a)            Effect an exchange, reclassification, or cancellation of all or a part of the Series B Convertible Preferred Stock (except pursuant to Section 0 hereof, which shall not require any approval or consent of the Holders);

(b)           Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B Convertible Preferred Stock (except pursuant to Section 0 hereof, which shall not require any approval or consent of the Holders);

(c)            Alter or change the rights, preferences or privileges of the shares of Series B Convertible Preferred Stock so as to affect adversely the shares of such series; or

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

(d)            Amend or waive any provision of the Corporation’s Articles of Incorporation or Bylaws relative to the Series B Convertible Preferred Stock so as to affect adversely the shares of Series B Convertible Preferred Stock.

For clarification, neither the issuances of additional authorized shares of Series B Convertible Preferred Stock nor the creation or issuance of shares of other series of preferred stock with rights and preferences senior to the Series B Convertible Preferred Stock; except as expressly set forth in this Section 0, above, shall require the authorization or approval of the holders of the Series B Convertible Preferred Stock.

8.                  Redemption Rights. The Corporation shall have no right to redeem shares of Series B Convertible Preferred Stock, provided the Corporation may redeem shares of Series B Convertible Preferred Stock held by any Holder of Series B Convertible Preferred Stock from time to time with the consent and approval of any applicable Holder thereof (as applicable, a “Redeeming Holder”) and on such mutually agreeable terms as the Corporation and the applicable Redeeming Holder or Holders may agree. For the sake of clarity, the redemption of any shares of Series B Convertible Preferred Stock held by any Redeeming Holder shall not require the vote, consent or approval of any other Holders of Series B Convertible Preferred Stock and the Corporation shall not be required to offer the other Holders of Series B Convertible Preferred Stock the same or similar rights to redeem such Series B Convertible Preferred Stock as the Corporation may offer, or agree to provide, to any Redeeming Holder, nor shall the Corporation be required to redeem Series B Convertible Preferred Stock shares pro rata among Holders.

9.                   Notices.

9.1          In General. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective, unless otherwise provided herein, three (3) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, Attention: Kathi Brogdon, Secretary, 800 Gessner Road, Suite 375, Houston, Texas 77024, Fax: [____________], Email: kbrogdon@duma.com, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

9.2          Notices of Record Date. In the event that the Corporation shall propose at any time:

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

(a)            to declare any Distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(b)            to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or
(c)            to voluntarily liquidate or dissolve;

then, in connection with each such event, the Corporation shall send to the Holders of the Series B Convertible Preferred Stock at least ten (10) Business Days’ prior written notice of the date on which a record shall be taken for such Distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of such Distribution) or for determining rights to vote in respect of the matters referred to in (b) and (c) above.

Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series B Convertible Preferred Stock at the address for each such holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed.

The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a Majority In Interest of the Series B Convertible Preferred Stock, voting together as a single class.

10.                No Preemptive Rights. No Holder shall have the right to repurchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

11.                Reports. The Corporation shall mail to all holders of Series B Convertible Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

12.               Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series B Convertible Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series B Convertible Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series B Convertible Preferred Stock, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series B Convertible Preferred Stock certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert, or the applicable certificates are redeemed, in full the number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

13.               No Other Rights or Privileges. Except as specifically set forth herein, the Holders of the Series B Convertible Preferred Stock shall have no other rights, privileges or preferences with respect to the Series B Convertible Preferred Stock.

14.               Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”, “Dollars” or “$” in this Designation shall mean United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xii) references to “days” shall mean calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

15.                Miscellaneous.

15.1        Cancellation of Series B Convertible Preferred Stock. If any shares of Series B Convertible Preferred Stock are converted pursuant to Section 0 or redeemed or repurchased by the Corporation pursuant to Section 0, the shares so converted or redeemed shall be canceled and shall return to the status of designated, but unissued Series B Convertible Preferred Stock.

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

15.2       Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series B Convertible Preferred Stock, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation, including, but not limited to any Conversion.

15.3       Waiver/Amendment. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series B Convertible Preferred Stock granted hereunder may be waived and/or amended as to all shares of Series B Convertible Preferred Stock (and the Holders thereof) upon the written consent of a Majority In Interest, unless a higher percentage is required by applicable law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series B Convertible Preferred Stock shall be required.

15.4       Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

15.5       No Other Rights. Except as may otherwise be required by law, the shares of the Series B Convertible Preferred Stock shall not have any powers, Designation, preferences or other special rights, other than those specifically set forth in this Designation.

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

 [Remainder of page left intentionally blank. Signature page follows.]

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the Board of Directors of the Corporation has unanimously approved and caused this “Certificate of Designation of Hydrocarb Energy Corporation Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series B Convertible Preferred Stock” to be duly executed and approved this [ ] day of [_________] 2015.

DIRECTORS:

Kent P. Watts
Director

S. Chris Herndon
Director

Hydrocarb Energy Corporation
Series B Convertible Preferred Stock

Exhibit A

NOTICE OF CONVERSION

This Notice of Conversion is executed by the undersigned holder (the “Holder”) in connection with the conversion of shares of the Series B Convertible Preferred Stock of Hydrocarb Energy Corporation, a Nevada corporation (the “Corporation”), pursuant to the terms and conditions of that certain Certificate of Designation of Hydrocarb Energy Corporation, Establishing the Designation, Preferences, Limitations and Relative Rights of its Series B Convertible Preferred Stock (the “Designation”), approved by the Board of Directors of the Corporation on ____________, 2015. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Designation.

Conversion: In accordance with and pursuant to such Designation, the Holder hereby elects to convert the number of shares of Series B Convertible Preferred Stock indicated below into shares of Common Stock of the Corporation as of the date specified below.

Date of Conversion:

Number of Preferred Shares Held by Holder:

Prior to Conversion:

Amount Being Converted Hereby:

Common Stock Shares Due:

Preferred Shares Held After Conversion:

Accrued Dividends Converted ($):

Dividend Share Conversion Price ($)(include calculation with Notice):

Total Shares Due In Connection With Conversion of Dividends:

Number of Shares of Common Stock To Be Issued In Total:

Delivery of Shares: Pursuant to this Notice of Conversion, the Corporation shall deliver the applicable number of shares of Common Stock (the “Shares”) issuable in accordance with the terms of the Designation as set forth below. If Shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. The Holder acknowledges and confirms that the Shares issued pursuant to this Notice of Conversion will, to the extent not previously registered by the Corporation under the Securities Act, be Restricted Shares, unless the Shares are covered by a valid and effective registration under the Securities Act or this Notice of Conversion includes a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion.

Hydrocarb Energy Corporation
Notice of Conversion of
Series B Convertible Preferred Stock

If stock certificates are to be issued, in the following name and to the following address:	If DWAC is permissible, to the following brokerage account:
Broker:

DTC No.:

Acct. Name:

For Further Credit (if applicable):

Authority: Any individual executing this Notice of Conversion on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Notice of Conversion on behalf of such entity.

(Print Name of Holder)

By/Sign:

Print Name:

Print Title:

Hydrocarb Energy Corporation
Notice of Conversion of
Series B Convertible Preferred Stock